Exhibit 99.1

First Quarter 2006 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s April 25, 2006 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2005. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s April 25, 2006 conference call might not occur.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Boeing Lease Summary	19
Acquisitions and Dispositions	20

Development
In-Process and Committed Development Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of March 31, 2006, the Company’s stabilized portfolio consisted of 86 office buildings and 46 industrial buildings, which encompassed an aggregate of 7.9 million and 4.4 million square feet, respectively, and was 95.0% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
John R. D’Eathe	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
William P. Dickey	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Matthew J. Hart	John T. Fucci	Sr. VP Asset Management	E-mail: investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego Development
	Justin W. Smart	Sr. VP Los Angeles Development

Equity Research Coverage

A.G. Edwards & Sons, Inc.	Green Street Advisors
David AuBuchon (314) 955-5452	Jim Sullivan (949) 640-8780

Bank of America Securities	Merrill Lynch & Co., Inc.
Ross Nussbaum (212) 847-5668	Steve Sakwa (212) 449-0335

Deutsche Bank Securities, Inc.	RBC Capital Markets
Lou Taylor (212) 250-4912	Sri Nagarajan (212) 428-2360

Friedman, Billings, Ramsey & Co., Inc.
Wilkes Graham (703) 312-9737

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
INCOME ITEMS (Including Discontinued Operations):
Revenues	$63,479	$61,109	$60,338	$60,556	$60,833
Net Straight Line Rent (1)	2,750	1,870	1,599	2,554	3,767
Lease Termination Fees	837	44	149	327	108
Net Operating Income (2), (3)	47,410	47,814	45,592	45,283	45,154
Capitalized Interest and Loan Fees	2,061	2,069	2,583	2,194	2,034
Net Income (Loss) Available for Common Stockholders	13,529	(1,648)	14,071	(1,636)	13,425
EBITDA (3), (4)	42,846	22,962	27,713	28,329	39,729
Funds From Operations (3), (5), (6)	26,787	8,506	14,150	14,695	26,250
Funds Available for Distribution (3), (5), (6), (7)	22,010	(629)	9,788	8,833	17,030
Net Income (Loss) per common share – diluted	$0.46	$(0.06)	$0.49	$(0.06)	$0.47
Funds From Operations per common share – diluted	$0.82	$0.26	$0.43	$0.45	$0.81
Dividends per share	$0.530	$0.510	$0.510	$0.510	$0.510
RATIOS (Including Discontinued Operations):
Operating Margins	74.7%	78.2%	75.5%	74.7%	74.2%
Interest Coverage Ratio (8)	3.6x	2.2x	2.9x	2.9x	4.2x
Fixed Charge Coverage Ratio (9)	2.7x	1.6x	2.1x	2.1x	3.0x
FFO Payout Ratio (10)	64.7%	195.7%	117.6%	113.2%	63.4%
FAD Payout Ratio (11)	78.7%	N/A	170.1%	188.3%	97.7%

	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
ASSETS:
Real Estate Held for Investment before Depreciation	$1,964,418	$1,953,971	$1,910,834	$1,878,170	$1,843,836
Total Assets	1,684,309	1,674,474	1,644,664	1,615,543	1,589,739
CAPITALIZATION:
Total Debt	$929,578	$842,282	$830,727	$818,417	$783,563
Total Preferred Equity (12)	201,500	201,500	201,500	201,500	201,500
Total Market Equity Value (12)	2,525,219	2,020,429	1,828,831	1,548,973	1,334,255
Total Market Capitalization (12)	3,656,297	3,064,211	2,861,059	2,568,890	2,319,318
Total Debt / Total Market Capitalization	25.4%	27.4%	29.1%	31.9%	33.8%
Total Debt and Preferred / Total Market Capitalization	31.0%	34.0%	36.1%	39.7%	42.4%

(1)	Represents the straight-line rent recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(2)	Net Operating Income is defined as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases) and excludes other non-property income and expenses, depreciation and amortization, and corporate general and administrative expenses.

(3)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(4)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP net income to EBITDA before minority interests.

(5)	Please refer to page 6 for a reconciliation of GAAP Net Income to Funds From Operations and Funds Available for Distribution.

(6)	Reported amounts are attributable to common stockholders and unitholders.

(7)	Please refer to page 30 for Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities.

(8)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(9)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(10)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(11)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(12)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Common Stock Data (NYSE: KRC)

	Three Months Ended
	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
High Price	$77.74	$63.71	$56.03	$48.37	$43.30
Low Price	$63.45	$51.74	$47.29	$40.66	$38.95
Closing Price	$77.26	$61.90	$56.03	$47.49	$40.91
Dividends per share - annualized	$2.12	$2.04	$2.04	$2.04	$2.04
Closing common shares (in 000’s)(1)	29,792	28,971	28,923	28,900	28,895
Closing partnership units (in 000’s)(1)	2,892	3,670	3,717	3,717	3,720

	32,684	32,641	32,640	32,617	32,615

(1)	As of the end of the period.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	3/31/2006	12/31/2005	9/30/2005	6/30/2005	3/31/2005
ASSETS:
Land and improvements	$321,235	$321,988	$319,784	$296,412	$295,409
Buildings and improvements	1,490,006	1,494,958	1,456,253	1,450,940	1,447,696
Undeveloped land and construction in progress	153,177	137,025	134,797	130,818	100,731

Total real estate held for investment	1,964,418	1,953,971	1,910,834	1,878,170	1,843,836
Accumulated depreciation and amortization	(428,624)	(416,597)	(403,871)	(390,491)	(380,832)

Investment in real estate, net	1,535,794	1,537,374	1,506,963	1,487,679	1,463,004
Property held for sale, net (1)	—	—	—	3,693	—

Total real estate assets, net	1,535,794	1,537,374	1,506,963	1,491,372	1,463,004
Cash and cash equivalents	11,395	3,881	8,705	7,706	11,040
Restricted cash	649	703	1,565	728	2
Current receivables, net	6,396	5,759	3,694	3,624	3,177
Deferred rent receivables, net	57,692	55,048	53,168	51,568	49,015
Note receivable (1)	11,184	11,213	11,241	—	—
Deferred leasing costs and other related intangibles, net	48,853	50,074	48,103	48,575	49,067
Deferred financing costs, net	4,828	5,256	5,552	5,724	6,102
Prepaid expenses and other assets	7,518	5,166	5,673	6,246	8,332

TOTAL ASSETS	1,684,309	1,674,474	1,644,664	1,615,543	1,589,739

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$468,078	$473,282	$487,727	$490,417	$486,563
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	317,500	225,000	199,000	184,000	153,000
Accounts payable, accrued expenses and other liabilities	55,596	134,558	96,547	81,689	71,874
Accrued distributions	18,533	17,856	17,856	17,844	17,844
Rents received in advance, tenant security deposits and deferred revenue	40,270	36,410	38,070	36,572	37,507

Total liabilities	1,043,977	1,031,106	983,200	954,522	910,788

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred unitholders	73,638	73,638	73,638	73,638	73,638
Common unitholders of the Operating Partnership	39,437	50,462	53,152	53,148	55,243

Total minority interests	113,075	124,100	126,790	126,786	128,881

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	298	289	289	289	290
Additional paid-in capital	531,852	523,609	523,027	522,547	522,494
Deferred compensation (2)	—	(1,998)	(2,430)	(3,069)	(3,558)
Distributions in excess of earnings	(126,475)	(124,214)	(107,794)	(107,114)	(90,738)

Total stockholders’ equity	527,257	519,268	534,674	534,235	550,070

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,684,309	$1,674,474	$1,644,664	$1,615,543	$1,589,739

(1)	The Company classified its industrial property located at 2260 E. El Segundo Blvd., El Segundo, CA as held for sale as of June 30, 2005 for financial reporting purposes in accordance with SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. The Company sold the property on July 22, 2005. As partial consideration for the sale, the Company received an $11.25 million note from the buyer that bears interest at an annual rate of 7.0% and matures July 31, 2012.

(2)	On January 1, 2006, in connection with the adoption of SFAS 123(R), “Share-Based Payment”, the Company recorded a $2.0 million change in accounting principle to net the deferred compensation line item within equity against additional paid in capital. Under SFAS 123(R), an equity instrument is not recorded to stockholders’ equity until the related compensation expense is recorded over the requisite service period of the award. Prior to the adoption of SFAS 123(R), and in accordance with previous accounting guidance, the Company recorded the full fair value of all issued but nonvested equity instruments in additional paid in capital and recorded an offsetting deferred compensation balance on a separate line item within equity for the amount of compensation costs not yet recognized for these nonvested instruments.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2006	2005	% Change
REVENUES:
Rental income	$56,573	$53,509	5.7%
Tenant reimbursements	5,583	5,685	(1.8%)
Other property income	937	220	325.9%

Total revenues	63,093	59,414	6.2%

EXPENSES:
Property expenses	10,176	9,333	9.0%
Real estate taxes	4,802	4,345	10.5%
Provision for bad debts	525	1,133	(53.7%)
Ground leases	519	405	28.1%
General and administrative expenses	4,934	6,024	(18.1%)
Interest expense	11,971	9,401	27.3%
Depreciation and amortization	17,630	16,581	6.3%

Total expenses	50,557	47,222	7.1%

OTHER INCOME AND EXPENSE:
Interest and other income	252	57	342.1%
Net settlement receipts (payments) on interest rate swaps	194	(102)	290.2%
(Loss) gain on derivative instruments	(76)	644	(111.8%)

Total other income and expense	370	599	(38.2%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,906	12,791	0.9%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(857)	(1,068)	(19.8%)

Total minority interests	(2,254)	(2,465)	(8.6%)

INCOME FROM CONTINUING OPERATIONS	10,652	10,326	3.2%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	386	1,419	(72.8%)
Expenses from discontinued operations	(214)	(955)	(77.6%)
Net gain on disposition of discontinued operations	5,655	5,779	(2.1%)
Minority interest attributable to discontinued operations	(548)	(742)	(26.1%)

Total income from discontinued operations	5,279	5,501	(4.0%)

NET INCOME	15,931	15,827	0.7%
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$13,529	$13,425	0.8%

Weighted average shares outstanding - basic	29,440	28,555	3.1%
Weighted average shares outstanding - diluted	29,608	28,720	3.1%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.46	$0.47	(2.1%)

Net income per common share - diluted	$0.46	$0.47	(2.1%)

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended March 31,
	2006	2005	% Change
FUNDS FROM OPERATIONS: (1)
Net income available for common stockholders	$13,529	$13,425	0.8%
Adjustments:
Minority interest in earnings of Operating Partnership	1,405	1,810	(22.4%)
Depreciation and amortization of real estate assets	17,508	16,794	4.3%
Net gain on dispositions of discontinued operations	(5,655)	(5,779)	(2.1%)

Funds From Operations (2)	$26,787	$26,250	2.0%

Weighted average common shares/units outstanding - basic	32,509	32,401	0.3%
Weighted average common shares/units outstanding - diluted	32,677	32,587	0.3%
FFO per common share/unit - basic	$0.82	$0.81	1.2%

FFO per common share/unit - diluted	$0.82	$0.81	1.2%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)
Funds From Operations	$26,787	$26,250	2.0%
Adjustments:
Amortization of deferred financing costs	326	334	(2.4%)
Contractual cash rents received in advance of revenue recognition (3)	326	—	100%
Non-cash amortization of restricted stock grants	814	877	(7.2%)
Loss (gain) on derivative instruments (4)	76	(644)	(111.8%)
Revenue recorded for reimbursement of tenant improvements (5)	(566)	(542)	4.4%
Amortization of below market rents (6)	(308)	(303)	1.7%
Tenant improvements, leasing commissions and recurring capital expenditures (7)	(2,695)	(5,175)	(47.9%)
Net effect of straight-line rents (8)	(2,750)	(3,767)	(27.0%)

Funds Available for Distribution (2)	$22,010	$17,030	29.2%

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Represents cash rents received for leases that have contractually commenced but for which significant tenant improvements are not substantially complete.

(4)	Represents the non-cash gain / loss on derivatives as a result of marking such instruments to market at the end of each period.

(5)	Represents the revenue recognized during the period for tenant improvements reimbursed by the tenant.

(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(7)	For 2006, represents costs incurred during the period. For 2005, represents costs incurred during the period and remaining unpaid costs for leases commencing during the period.

(8)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Same Store Analysis (1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended March 31,
	2006	2005	% Change
Total Same Store Portfolio
Number of properties	126	126
Square Feet	11,609,331	11,609,331
Percent of Stabilized Portfolio	93.8%	94.4%
Average Occupancy	96.2%	96.1%
Operating Revenues:
Rental income	$54,904	$53,281	3.0%
Tenant reimbursements	5,242	5,683	(7.8%)
Other income	937	218	329.8%

Total operating revenues	61,083	59,182	3.2%

Operating Expenses:
Property expenses	9,712	9,237	5.1%
Real estate taxes	4,481	4,298	4.3%
Provision for bad debts	513	1,112	(53.9%)
Ground leases	519	405	28.1%

Total operating expenses	15,225	15,052	1.1%

GAAP Net Operating Income	$45,858	$44,130	3.9%

Same Store Analysis (Cash Basis)
	Three Months Ended March 31,
	2006	2005	% Change
Total operating revenues	$58,308	$55,200	5.6%
Total operating expenses	15,225	15,052	1.1%

Cash Net Operating Income	$43,083	$40,148	7.3%

(1)	Same store defined as all stabilized properties owned at January 1, 2005 and still owned and in the stabilized portfolio at March 31, 2006.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at: (1)
		NOI (2)	Sq. Ft.		3/31/2006	12/31/2005	9/30/2005
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	26	27.3%	24.7%	3,061,167	90.7%	90.6%	87.7%
Orange County	6	2.1%	2.5%	304,961	85.1%	86.3%	86.8%
San Diego	46	49.0%	29.9%	3,703,064	94.2%	94.4%	92.1%
Other	8	5.0%	7.1%	878,960	92.9%	92.9%	93.0%

Subtotal	86	83.4%	64.2%	7,948,152	92.4%	92.5%	90.3%

Industrial:
Los Angeles	2	1.2%	1.6%	198,415	100.0%	100.0%	72.2%
Orange County	43	14.5%	31.7%	3,921,538	99.6%	99.1%	98.3%
San Diego	1	0.9%	2.5%	303,000	100.0%	100.0%	100.0%

Subtotal	46	16.6%	35.8%	4,422,953	99.7%	99.3%	96.9%

OCCUPANCY BY REGION:
Los Angeles	28	28.5%	26.3%	3,259,582	91.3%	91.2%	86.4%
Orange County	49	16.6%	34.2%	4,226,499	98.6%	98.2%	97.5%
San Diego	47	49.9%	32.4%	4,006,064	94.7%	94.9%	92.7%
Other	8	5.0%	7.1%	878,960	92.9%	94.0%	94.1%

TOTAL STABILIZED PORTFOLIO	132	100.0%	100.0%	12,371,105	95.0%	95.0%	92.8%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	92.5%	99.3%	94.9%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	100.0%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
181/185 S. Douglas Street	El Segundo	1	61,545	96.5%
Kilroy Airport Center, El Segundo	El Segundo	3	699,192	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	24.4%
999 Sepulveda Blvd.	El Segundo	1	127,901	89.7%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	91.2%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	97.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	100.0%
501 Santa Monica Blvd.	Santa Monica	1	70,280	99.4%

Total Los Angeles Office		26	3,061,167	90.7%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	91.0%
8101 Kaiser Blvd.	Anaheim	1	60,177	94.3%
Kilroy Center-Brea	Brea	2	106,791	100.0%
9451 Toledo Way	Irvine	1	27,200	0.0%
111 Pacifica	Irvine Spectrum	1	67,530	83.6%

Total Orange County Office		6	304,961	85.1%

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15435 / 15445 Innovation Drive	I-15 Corridor	2	103,000	100.0%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	98.5%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	0.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	66.6%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,907	72.9%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		46	3,703,064	94.2%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	89.8%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.7%

Total Other Office		8	878,960	92.9%

Total Office		86	7,948,152	92.4%

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		2	198,415	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	89.9%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		43	3,921,538	99.6%

San Diego, California
10850 Via Frontera	I-15 Corridor	1	303,000	100.0%

Total San Diego Industrial		1	303,000	100.0%

Total Industrial		46	4,422,953	99.7%

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.(2)	Maintenance Capex Per Sq.Ft. (3)	Changes in Rents (4)	Changes in Cash Rents (5)	Retention Rates (6)
	New	Renewal	New	Renewal
Office	12	11	47,024	59,603	$16.80	$0.10	1.8%	(8.0%)	53.6%	69
Industrial	3	4	39,285	350,796	3.60	0.02	8.5%	0.3%	94.7%	70

Total	15	15	86,309	410,399	$6.17	$0.07	5.1%	(3.9%)	84.7%	69

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:

Q1 2006
Capital Improvements	$—
Tenant Improvements & Leasing Commissions (1)	345

Total	$345

Recurring Capital Expenditures:

Q1 2006
Capital Improvements
Office	$782
Industrial	72

854
Tenant Improvements & Leasing Commissions (1)
Office	843
Industrial	998

1,841
Total
Office	1,625
Industrial	1,070

$2,695

(1)	Represents costs incurred for leasing activity during the period shown. Excludes tenant improvements constructed by the Company and reimbursed by the tenant upon completion of the improvements.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	41	353,095	4.9%	$7,966	$22.56
2007	66	1,123,384	15.5%	21,832	19.43
2008	55	777,601	10.7%	14,194	18.25
2009	74	1,314,903	18.1%	29,579	22.50
2010	61	809,289	11.2%	22,085	27.29
2011	33	470,390	6.5%	8,599	18.28
2012	12	501,249	6.9%	15,135	30.19
2013	7	201,916	2.8%	5,766	28.56
2014	9	299,118	4.1%	7,779	26.01
2015 and beyond	29	1,406,406	19.3%	50,808	36.13

Subtotal	387	7,257,351	100.0%	$183,743	$25.32

INDUSTRIAL:
Remaining 2006 (3)	8	527,389	12.0%	$3,771	$7.15
2007	15	594,909	13.5%	4,306	7.24
2008	12	921,607	20.9%	6,525	7.08
2009	14	769,307	17.5%	4,893	6.36
2010	7	418,941	9.5%	3,944	9.41
2011	6	321,097	7.3%	2,415	7.52
2012	4	328,659	7.5%	1,900	5.78
2013	—	—	—	—	—
2014	—	—	—	—	—
2015 and beyond	5	526,357	11.8%	4,560	8.66

Subtotal	71	4,408,266	100.0%	$32,314	$7.33

TOTAL PORTFOLIO:
Remaining 2006 (3)	49	880,484	7.5%	$11,737	$13.33
2007	81	1,718,293	14.7%	26,138	15.21
2008	67	1,699,208	14.6%	20,719	12.19
2009	88	2,084,210	17.9%	34,472	16.54
2010	68	1,228,230	10.5%	26,029	21.19
2011	39	791,487	6.8%	11,014	13.92
2012	16	829,908	7.1%	17,035	20.53
2013	7	201,916	1.7%	5,766	28.56
2014	9	299,118	2.6%	7,779	26.01
2015 and beyond	34	1,932,763	16.6%	55,368	28.65

Total	458	11,665,617	100.0%	$216,057	$18.52

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	27	244,131	9.0%	$6,163	$25.24	6	31,917	12.5%	$749	$23.47
2007	31	435,204	16.1%	9,141	21.00	8	19,045	7.5%	412	21.63
2008	26	207,728	7.7%	5,015	24.14	11	79,261	31.1%	1,217	15.35
2009	37	610,330	22.5%	15,265	25.01	9	83,211	32.6%	1,931	23.21
2010	37	362,486	13.4%	10,124	27.93	3	7,782	3.0%	187	24.03
2011	18	161,902	6.0%	4,376	27.03	3	13,975	5.5%	281	20.11
2012	6	287,386	10.6%	8,080	28.12	1	19,982	7.8%	480	24.02
2013	4	83,632	3.1%	1,916	22.91	—	—	—	—	—
2014	6	118,037	4.4%	3,158	26.75	—	—	—	—	—
2015 and beyond	6	198,997	7.2%	6,681	33.57	—	—	—	—	—

Subtotal	198	2,709,833	100.0%	$69,919	$25.80	41	255,173	100.0%	$5,257	$20.60

INDUSTRIAL:
Remaining 2006 (3)	—	—	—	—	—	7	224,389	5.7%	$2,331	$10.39
2007	—	—	—	—	—	15	594,909	15.2%	4,306	7.24
2008	—	—	—	—	—	12	921,607	23.6%	6,525	7.08
2009	1	6,362	3.2%	$101	$15.88	13	762,945	19.5%	4,792	6.28
2010	1	192,053	96.8%	2,374	12.36	6	226,888	5.8%	1,570	6.92
2011	—	—	—	—	—	6	321,097	8.2%	2,415	7.52
2012	—	—	—	—	—	4	328,659	8.4%	1,900	5.78
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	5	526,357	13.6%	4,560	8.66

Subtotal	2	198,415	100.0%	$2,475	$12.47	68	3,906,851	100.0%	$28,399	$7.27

TOTAL PORTFOLIO:
Remaining 2006 (3)	27	244,131	8.4%	$6,163	$25.24	13	256,306	6.2%	$3,080	$12.02
2007	31	435,204	15.0%	9,141	21.00	23	613,954	14.8%	4,718	7.68
2008	26	207,728	7.1%	5,015	24.14	23	1,000,868	24.0%	7,742	7.74
2009	38	616,692	21.2%	15,366	24.92	22	846,156	20.3%	6,723	7.95
2010	38	554,539	19.1%	12,498	22.54	9	234,670	5.6%	1,757	7.49
2011	18	161,902	5.6%	4,376	27.03	9	335,072	8.1%	2,696	8.05
2012	6	287,386	9.9%	8,080	28.12	5	348,641	8.4%	2,380	6.83
2013	4	83,632	2.9%	1,916	22.91	—	—	—	—	—
2014	6	118,037	4.1%	3,158	26.75	—	—	—	—	—
2015 and beyond	6	198,997	6.7%	6,681	33.57	5	526,357	12.6%	4,560	8.66

Total	200	2,908,248	100.0%	$72,394	$24.89	109	4,162,024	100.0%	$33,656	$8.09

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2006 (3)	2	50,470	1.4%	$593	$11.75	6	26,577	3.3%	$461	$17.35
2007	14	547,460	15.7%	9,901	18.09	13	121,675	15.0%	2,378	19.54
2008	8	244,849	7.0%	5,228	21.35	10	245,763	30.3%	2,734	11.12
2009	16	555,485	16.0%	10,953	19.72	12	65,877	8.1%	1,430	21.71
2010	12	356,235	10.2%	9,844	27.63	9	82,786	10.2%	1,930	23.31
2011	5	79,472	2.3%	1,306	16.43	7	215,041	26.5%	2,636	12.26
2012	5	193,881	5.6%	6,575	33.91	—	—	—	—	—
2013	2	114,780	3.3%	3,767	32.82	1	3,504	0.4%	83	23.69
2014	3	181,081	5.2%	4,621	25.52	—	—	—	—	—
2015 and beyond	19	1,157,469	33.3%	43,183	37.31	4	49,940	6.2%	944	18.90

Subtotal	86	3,481,182	100.0%	$95,971	$27.57	62	811,163	100.0%	$12,596	$15.53

INDUSTRIAL:
Remaining 2006 (3)	1	303,000	100.0%	$1,440	$4.75	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015 and beyond	—	—	—	—	—	—	—	—	—	—

Subtotal	1	303,000	100.0%	$1,440	$4.75	0	0	0.0%	$0	$0.00

TOTAL PORTFOLIO:
Remaining 2006 (3)	3	353,470	9.3%	$2,033	$5.75	6	26,577	3.3%	$461	$17.35
2007	14	547,460	14.5%	9,901	18.09	13	121,675	15.0%	2,378	19.54
2008	8	244,849	6.5%	5,228	21.35	10	245,763	30.3%	2,734	11.12
2009	16	555,485	14.7%	10,953	19.72	12	65,877	8.1%	1,430	21.71
2010	12	356,235	9.4%	9,844	27.63	9	82,786	10.2%	1,930	23.31
2011	5	79,472	2.1%	1,306	16.43	7	215,041	26.5%	2,636	12.26
2012	5	193,881	5.1%	6,575	33.91	—	—	—	—	—
2013	2	114,780	3.0%	3,767	32.82	1	3,504	0.4%	83	23.69
2014	3	181,081	4.8%	4,621	25.52	—	—	—	—	—
2015 and beyond	19	1,157,469	30.6%	43,183	37.31	4	49,940	6.2%	944	18.90

Total	87	3,784,182	100.0%	$97,411	$25.74	62	811,163	100.0%	$12,596	$15.53

(1)	Excludes space leased under month-to-month leases and vacant space at March 31, 2006.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

(3)	Represents leases expiring during the remainder of 2006 for which renewals have not been executed.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Quarterly Lease Expirations for 2006

($ in thousands)

	# of Expiring Leases (1)	Total Square Feet (1), (2)	% of Total Leased Sq. Ft.	Annual Base Rent (3)	Annual Rent per Sq. Ft. (3)
OFFICE:
Q2 2006	11	136,368	1.9%	2,889	$21.19
Q3 2006	15	72,679	1.0%	2,235	30.75
Q4 2006	15	144,048	2.0%	2,842	19.73

Subtotal 2006	41	353,095	4.9%	$7,966	$22.56

INDUSTRIAL:
Q2 2006	1	12,000	0.3%	98	$8.17
Q3 2006	3	29,931	0.7%	254	8.49
Q4 2006	4	485,458	11.0%	3,419	7.04

Subtotal 2006	8	527,389	12.0%	$3,771	$7.15

TOTAL PORTFOLIO:
Q2 2006	12	148,368	1.2%	2,987	$20.13
Q3 2006	18	102,610	0.9%	2,489	24.26
Q4 2006	19	629,506	5.4%	6,261	9.95

Total 2006	49	880,484	7.5%	$11,737	$13.33

(1)	Represents leases expiring during 2006 for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at March 31, 2006.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues (1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company (2)	$10,727	776,957	4.8%	6.3%
AMN Healthcare	8,179	175,672	3.7%	1.4%
DIRECTV Group, Inc.	6,095	207,166	2.7%	1.7%
Intuit, Inc.	6,011	306,711	2.7%	2.5%
Fish & Richardson	6,000	139,538	2.7%	1.1%
Scripps Health	5,096	112,067	2.3%	0.9%
Diversa Corporation	5,092	136,908	2.3%	1.1%
Hewlett-Packard Company	4,318	117,948	1.9%	1.0%
Favrille, Inc.	4,256	79,776	1.9%	0.6%
Epson America, Inc.	4,177	162,852	1.9%	1.3%

Total Office Properties	$59,951	2,215,595	26.9%	17.9%

Industrial Properties:
Celestica California, Inc.	$2,525	303,533	1.1%	2.5%
Qwest Communications Corporation	2,445	244,800	1.1%	2.0%
Mattel, Inc.	2,381	192,053	1.1%	1.6%
Delphi Automotive Systems, LLC	1,803	157,458	0.8%	1.3%
NBTY Manufacturing, LLC	1,498	286,139	0.7%	2.3%
Unisys Corporation	1,440	164,540	0.7%	1.3%
Extron Electronics	1,131	157,730	0.5%	1.3%
Targus, Inc.	1,059	200,646	0.5%	1.6%
United Plastics Group, Inc.	1,031	144,000	0.5%	1.2%
Progressive Marketing	833	144,000	0.4%	1.2%

Total Industrial Properties	$16,146	1,994,899	7.4%	16.3%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

(2)	The Boeing Company lease for 100,978 rentable square feet is scheduled to expire April 30, 2006. See the “Boeing Lease Summary” on page 19.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Boeing Lease Summary

($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues (1)	Lease Expiration Date

Boeing Satellite Systems
2260 E. Imperial Highway, El Segundo	286,151	$5,494	July 31, 2007
1231 N. Miller Street, Anaheim	113,242	693	March 31, 2009
2240 E. Imperial Highway, El Segundo	100,978	1,815	April 30, 2006
1145 N. Ocean Blvd., Anaheim	65,447	493	October 31, 2010

	565,818	8,495

Boeing Airplane-on-Ground Division
17930 Pacific Highway, Seattle	211,139	2,232	December 31, 2007

Total	776,957	$10,727

(1)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

2006 Acquisitions and Dispositions

($ in thousands)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Square Feet	Purchase Price
1st QUARTER:
NONE

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
3735 Imperial Highway	Stockton, CA	Industrial	March	164,540	$16,950

TOTAL YEAR-TO-DATE DISPOSITIONS				164,540	$16,950

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

In-Process and Committed Development Projects

($ in millions)

DEVELOPMENT PROJECTS:	Location	Type	Estimated Construction Period		Est. Stabilization Date (1)	Rentable Square Feet	Total Estimated Investment	Total Cost Incurred as of 3/31/2006)(3)	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
None
PROJECTS UNDER CONSTRUCTION:
ICC - 15333 Avenue of Science	I-15 Corridor	Office	4Q 2005	4Q 2006	4Q 2006	77,015	$20.4	$10.1	100%
Santa Fe Summit - Phase I (2)	56 Corridor	Office	4Q 2005 - 1Q 2006	3Q 2007 - 4Q 2007	3Q 2007 - 4Q 2007	465,600	146.3	47.0	100%

Subtotal						542,615	166.7	57.1	100%

COMMITTED PROJECTS:
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	3Q 2007	318,000	78.4	17.1	100%

TOTAL IN-PROCESS AND COMMITTED PROJECTS:						860,615	$245.1	$74.2	100%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

(3)	Represents cash paid and costs incurred as of March 31, 2006.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Cost Incurred as of 3/31/2006 (2)
SAN DIEGO, CALIFORNIA:
Innovation Corporate Center (ICC) - Lot 2	I-15 Corridor	Office	3.0	80,000	$25.0	$4.0
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	4.0	142,726	65.8	9.1
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	30.2	8.7
Santa Fe Summit - Phase II	56 Corridor	Office	11.3	339,500	139.5	25.8
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	3.4	54,000	19.4	5.0
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	4.4	80,000	36.3	9.0
Sorrento Gateway - Lot 3	Sorrento Mesa	Office	3.4	60,000	22.1	6.3
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	4.1	57,000	21.0	7.9

TOTAL FUTURE DEVELOPMENT PIPELINE			38.6	908,226	$359.3	$75.8

Recent Acquisition	Location	Type	Total Site Acreage	Range of Estimated Rentable Square Feet	Range of Estimated Total Investment
SAN DIEGO, CALIFORNIA:
10850 Via Frontera (1)	I-15 Corridor	Office	20.0	600,000 - 1,000,000	$150.0 - $375.0

(1)	During the third quarter of 2005, the Company acquired a fully-entitled 20-acre land site, which includes a 303,000 square foot building, located in the San Diego County I-15 Corridor submarket. The Company executed a one-year lease with the seller to continue to occupy 100% of the space through September 2006. This site includes entitlements to build approximately 1.8 million square feet of office and light industrial space. The Company currently anticipates it may redevelop the site in phases depending on leasing activity and market conditions.

(2)	Represents cash paid and costs incurred as of March 31, 2006.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Capital Structure

At March 31, 2006

($ in thousands)

	Shares/Units At March 31, 2006	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$468,078	12.8%
Unsecured Senior Notes		144,000	3.9%
Unsecured Line of Credit		317,500	8.7%

Total Debt		$929,578	25.4%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$75,000	2.1%
7.800% Series E Cumulative Redeemable Preferred Stock(2)	1,610,000	40,250	1.1%
7.500% Series F Cumulative Redeemable Preferred Stock(2)	3,450,000	86,250	2.4%
Common Units Outstanding(3)	2,892,448	223,471	6.1%
Common Shares Outstanding(3)	29,792,228	2,301,748	62.9%

Total Equity		$2,726,719	74.6%

TOTAL MARKET CAPITALIZATION		$3,656,297	100.0%

(1)	Value based on $50.00 per share liquidation preference.

(2)	Value based on $25.00 per share liquidation preference.

(3)	Value based on closing share price of $77.26 at March 31, 2006.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Debt Analysis

At March 31, 2006

($ in thousands)

TOTAL DEBT COMPOSITION

		Weighted Average
	% of Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	50.4%	5.9%	4.5
Unsecured Debt	49.6%	5.7%	3.1
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1)	64.1%	5.8%	5.0
Floating Rate Debt	35.9%	5.8%	1.7

Total Debt		5.8%	3.8

Total Debt Including Loan Fees		6.0%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$317,500	October 2007

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$2.1	$2.1

(1)	Includes the impact of the interest-rate swap agreements listed on page 25.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Debt Analysis

At March 31, 2006

($ in thousands)

DEBT MATURITY SCHEDULE

Floating/ Fixed Rate	Effective Rate	Maturity Date		2006	2007	2008	2009	2010	After 2010	Total
Unsecured Debt:
Floating	5.85%	10/22/2007	(1)		$317,500					$317,500
Fixed	5.72%	8/4/2010						$61,000		61,000
Fixed	6.45%	8/4/2014							$83,000	83,000

					317,500			61,000	83,000	461,500

Secured Debt:
Floating	5.65%	7/1/2008	(2)			35,500				35,500
Floating	5.85%	1/1/2009					31,000			31,000
Fixed	6.51%	8/12/2007		187	17,049					17,236
Fixed	7.21%	8/12/2007		135	4,325					4,460
Fixed	3.80%	8/1/2008		1,197	1,650	73,401				76,248
Fixed	7.20%	4/1/2009		1,708	2,423	2,604	75,475			82,210
Fixed	6.70%	12/27/2011		840	1,189	1,271	1,359	1,453	69,980	76,092
Fixed	5.57%	8/1/2012		876	1,226	1,297	1,370	1,449	73,048	79,266
Fixed	4.95%	8/1/2012		404	563	592	622	653	30,441	33,275
Fixed	8.43%	4/1/2008		843	1,211	370				2,424
Fixed	8.13%	11/1/2014		451	646	701	760	824	4,204	7,586
Fixed	7.15%	5/1/2017		1,029	1,459	1,567	1,683	1,807	15,236	22,781

	5.92%			7,670	31,741	117,303	112,269	6,186	192,909	468,078

Effect of SWAPS	(0.09%)

Total	5.83%			$7,670	$349,241	$117,303	$112,269	$67,186	$275,909	$929,578

DERIVATIVE INSTRUMENTS

Notional Amount	Instrument	Rate	Expiration Date
$25,000	Swap	2.98%	12/2006
25,000	Swap	2.98%	12/2006

$50,000

(1)	The maturity date does not reflect the one-year extension option.

(2)	The maturity date does not reflect the two one-year extension options.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on April 24, 2006, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non-cash amortization of deferred financing costs and restricted stock compensation, the loss on derivative instruments, contractual cash rents received in advance of revenue recognition, the original issuance costs of redeemed preferred units, and the impairment losses on properties held for sale, and then subtracting tenant improvements, leasing commissions and recurring capital expenditures, the gain on derivative instruments, and eliminating the net effect of straight-line rents, revenue recorded for reimbursement of tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2006	2005
Same Store Cash Net Operating Income	$43,083	$40,148
Adjustment:
GAAP Straight Line Rental Income	2,775	3,982

Same Store GAAP Net Operating Income (1)	45,858	44,130
Adjustment:
Non-Same Store GAAP Net Operating Income	1,552	1,024

Net Operating Income, as defined (1)	47,410	45,154
Adjustments:
Net Operating Income, as defined, from discontinued operations	(339)	(956)
Other Expenses:
General and administrative expenses	(4,934)	(6,024)
Interest expense	(11,971)	(9,401)
Depreciation and amortization	(17,630)	(16,581)
Other Income and Expense:
Interest and other income	252	57
Net settlement receipts (payments) on interest rate swaps	194	(102)
(Loss) gain on derivative instruments	(76)	644

Income from Continuing Operations	12,906	12,791
Minority interests	(2,254)	(2,465)
Income from discontinued operations	5,279	5,501
Preferred dividends	(2,402)	(2,402)

Net Income Available for Common Stockholders	$13,529	$13,425

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Reconciliation of EBITDA to Net Income

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2006	2005
Net Income Available for Common Stockholders	$13,529	$13,425
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	11,971	9,401
Depreciation and amortization	17,630	16,581
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	857	1,068
Adjustments for Discontinued Operations:
Interest expense	90	59
Depreciation and amortization	77	433
Net gain on disposition of discontinued operations	(5,655)	(5,779)
Minority interest in earnings of Operating Partnership	548	742

EBITDA Before Minority Interests (1)	$42,846	$39,729

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

First Quarter 2006 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended March 31,
	2006	2005
Funds Available for Distribution (1)	$22,010	$17,030
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	2,695	5,175
Depreciation for furniture, fixtures and equipment	199	220
Accrued preferred dividends	2,402	2,402
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Provision for uncollectible tenant receivables	271	722
Net settlement (receipts) payments on interest rate swaps	(194)	102
Changes in assets and liabilities (2)(3)	(73,346)	(3,141)

GAAP Net Cash Provided by Operating Activities	$(44,566)	$23,907

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities and miscellaneous other adjustments: current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance, security deposits, and other deferred revenue; and other. Adjusted for approximately $326,000 contractual cash rents received in advance of revenue recognition, which is included in other deferred revenue and is added back for the purposes of calculating FAD.

(3)	Amount includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.